UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 9, 2021

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On November 9, 2021, Adial Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Bespoke Growth Partners, Inc. (“Bespoke”). Pursuant to the terms of the SPA, Bespoke agreed to purchase up to 200,000 shares of common stock of the Company at a price of $4.00 per share for an aggregate investment of $800,000. Bespoke has a pre-existing relationship with the Company and is controlled by Mark Peikin, the Company’s Chief Strategy Officer.

Pursuant to the terms of the SPA, Bespoke purchased an initial 20,000 shares of the Company’s common stock (the “Initial Shares”) on November 9, 2021 and agreed to purchase an additional 180,000 shares of the Company’s common stock (the “Subsequent Shares”) (the Initial Shares and the Subsequent Shares are collectively, the “Shares”) upon the effectiveness of the Registration Statement (as defined below).

The Initial Shares were sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Initial Shares have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements of the Securities Act. The Initial Shares will be included in the Registration Statement (as defined below).

In connection with the SPA, the Company and Bespoke entered into a Registration Rights Agreement (“RRA”), dated November 9, 2021, pursuant to which the Company is obligated to file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) covering the Shares within thirty (30) days of November 9, 2021. The Company also agreed to use all commercially reasonable efforts to have the Registration Statement declared effective by the SEC within forty-five (45) days of filing the Registration Statement (or, in the event of a “full review” by the SEC, within sixty (60) days of filing).

The SPA and the RRA contain customary representations, warranties, conditions and indemnification obligations of the parties, which were made only for purposes of such SPA and RRA as of specific dates and solely for the benefit of the parties, and which may be subject to limitations agreed upon by the parties.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares, nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state.

The foregoing descriptions of the SPA and the RRA are qualified in their entirety by reference to the forms of the SPA and the RRA filed as Exhibits 10.1 and 10.2, respectively, both of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On November 10, 2021, the Company issued a press release announcing its entry into the SPA and the RRA, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Stock Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release issued by Adial Pharmaceuticals, Inc. on November 10, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2021	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
Name: William B. Stilley
Title: President and Chief Executive Officer

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